Finisar Corporation Reports Record Revenue for the Fourth Quarter and Fiscal Year Ended April 30, 2005

SUNNYVALE, CA -- 06/09/2005 -- Finisar Corporation (NASDAQ: FNSR), a technology leader in gigabit fiber optic solutions for high-speed data networks, today reported its financial results for its fourth fiscal quarter and fiscal year ended April 30, 2005. The results are still subject to completion of the Company's year-end audit which is still in progress.

Finisar plans to review its fourth quarter results and discuss its current business outlook during a conference call for investors at 5:00 p.m. EDT (2:00 p.m. PDT) today, June 9, 2005. The call will be broadcast live over the Internet on the Investor Relations section of Finisar's web site, located at www.Finisar.com. To listen to the Webcast, interested investors are encouraged to log onto the broadcast at least 15 minutes prior to the call. Participating in the call will be Jerry Rawls, Finisar's President and CEO, and Steve Workman, Finisar's CFO.

Total revenues in the fourth quarter of fiscal 2005 were $74.9 million, up 2% on a sequential basis from $73.1 million in the third quarter and up 31% from $57.0 million in the fourth quarter of the prior year. For the third consecutive quarter, the Company's revenues set a new all time record. Total revenues from the sale of optical subsystems were $64.5 million in the fourth quarter, up 2% on a sequential basis from $63.4 million in the third quarter and 33% from $48.7 million in the fourth quarter of the prior year. Sales of network test and monitoring systems were $10.4 million in the third quarter, up 7% on a sequential basis from $9.7 million in the third quarter and 24% from $8.3 million in the fourth quarter of the prior year.

For the full fiscal year, total revenues were $280.8 million, up 51% from $185.6 million in the prior year. The Company's revenues were an all time high surpassing the previous record of $188.8 million established in fiscal 2001. Total revenues from the sale of optical subsystems were $241.6 million, up 51% from $160.0 million in the prior year. Sales of network test and monitoring systems were $39.2 million, up 53% from $25.6 million in the prior year.

"Our revenue growth underscores our commitment to providing our customers with the broadest portfolio of leading edge products in the industry," said Jerry Rawls, Finisar's President and CEO. "Our continuing execution at the top line combined with a number of cost reduction initiatives should help us accelerate our timetable for returning to profitability."

OPERATING RESULTS

The Company reported a net loss of $36.5 million, or $0.14 per share, for the fourth quarter of fiscal 2005, compared to a net loss of $33.0 million, or $0.15 per share, in the third quarter and a net loss of $24.5 million, or $0.11 per share, in the fourth quarter of fiscal 2004. The current quarter results include a writedown of $10.5 million associated with minority investments in privately held companies, while the previous quarter included an $18.8 million charge associated with the impairment in the value of a facility that was sold and leased back. The Company's gross profit for the fourth quarter was $10.4 million, or 13.9% of total revenues, compared to 22.8% in the third quarter and 16.5% in the fourth quarter of fiscal 2004.

The Company's operating results include a number of non-cash and cash charges, principally related to acquisitions and financing transactions. A table is included which summarizes these items. For the fourth quarter of fiscal 2005, these items totaled $24.7 million, or $.10 per share, and include, among other items, a $10.5 million impairment in the value of a minority investment and $5.7 million in amortization of current technology associated with a number of previous acquisitions. Also included in the current quarter is a non-cash tax provision resulting from timing differences associated with the amortization of goodwill for tax reporting purposes related to two acquisitions which is not amortized for financial reporting purposes.

Excluding these items, the Company's net loss for the fourth quarter of fiscal 2005 would have been $11.7 million, or $.05 per share, compared to $7.9 million, or $.04 per share, in the third quarter and $14.2 million, or $.06 per share, in the fourth quarter of the prior year, and the Company's gross margin in the fourth quarter would have been $19.5 million, or 26.1% of revenues compared to 29.8% in the third quarter and 21.9% in the fourth quarter of the prior year.

For the full fiscal year, the Company reported a net loss of $112.7 million, or $.49 per share compared to $113.8 million, or $.53 per share in the prior year. The Company's gross profit for fiscal 2005 was $49.5 million, or 17.6% of total revenues, compared to 12.3% in the prior year. Included in these results are a number of non-cash and cash charges as noted above. These items totaled $69.7 million, or $.30 per share, in the fiscal year and include $26.4 million in amortization of current technology associated with previous acquisitions, a non-cash charge of $18.8 million related to an impairment in the value of a facility that was sold and leased back, a non-cash charge of $11.8 million related to writedowns of minority investments in privately held companies and $4.3 million in amortization of discount related to the issuance of convertible notes. Excluding these items, the Company's net loss for fiscal 2005 would have been $43.1 million, or $.19 per share, compared to $53.2 million, or $.25 per share, in the prior fiscal year.

DAVID FRIES OF VANTAGEPOINT VENTURE PARTNERS NAMED TO BOARD OF DIRECTORS

Finisar also announced that David Fries, Managing Director and Co-Head, Semiconductor & Components Practice of Vantage Point Partners, was named to Finisar's Board of Directors on June 7, 2005. VantagePoint recently purchased 34 million shares of Finisar common stock from Infineon Technologies A.G. who had acquired the shares in conjunction with the sale of assets associated with Infineon's transceiver product lines to Finisar in the fourth quarter of fiscal 2005. Mr. Fries has been a senior-level venture capitalist for more than 20 years. He began his career at General Electric Company where he served 17 years in numerous executive roles. Mr. Fries is a graduate of Florida Atlantic University (BS) and has a PhD in Physical Chemistry from Case Western Reserve University.

SAFE HARBOR UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACTS OF 1995

The statements contained in this press release that are not purely historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Finisar's expectations, beliefs, intentions, or strategies regarding the future. All forward-looking statements included in this press release are based upon information available to Finisar as of the date hereof, and Finisar assumes no obligation to update any such forward-looking statements. Forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from those projected. These risks include those associated with the rapidly evolving markets for Finisar's products and uncertainty regarding the development of these markets; Finisar's historical dependence on sales to a limited number of customers and fluctuations in the mix of customers in any period; ongoing new product development and introduction of new and enhanced products; the challenges of rapid growth followed by periods of contraction; intensive competition; and potential problems related to the assimilation and integration of the operations, technologies and products of several recently acquired companies and product lines, including the assets related to the transceiver product lines of the Fiber Optics Business Unit of Infineon Technologies A.G. acquired in January 2005, the acquisition of I-TECH Corporation in April 2005 and the acquisition of InterSAN Corporation in May 2005. Other risks relating to Finisar's business are set forth in Finisar's Annual Report on Form 10-K and other interim reports as filed with the Securities and Exchange Commission.

ABOUT FINISAR

Finisar Corporation (NASDAQ: FNSR) is a technology leader for fiber optic subsystems and network test and monitoring systems. These products enable high-speed data communications for networking and storage applications over Gigabit Ethernet local area networks (LANs), Fibre Channel storage area networks (SANs), and metropolitan area networks (MANs) using both IP and SONET/SDH-based protocols. The Company's headquarters is in Sunnyvale, California, USA. www.Finisar.com.

                          Finisar Corporation
                 Consolidated Statement of Operations
               (In thousands, except per share amounts)

                           (Unaudited)  (Unaudited)  (Unaudited)  (Audited)
                               Three Months Ended      Twelve Months Ended
                                   April 30,                April 30,
                                 2005      2004         2005         2004
                              --------  --------     ---------   ---------
Revenues
  Optical subsystems
   and components             $ 64,503  $ 48,664     $ 241,582   $ 160,025
  Network test and
   monitoring systems           10,356     8,331        39,241      25,593
                              --------  --------     ---------   ---------
    Total revenues              74,859    56,995       280,823     185,618

Cost of revenues                58,760    42,304       204,981     143,585
Impairment of acquired
 developed technology                -         -         3,656           -
Amortization of acquired
 developed technology            5,692     5,271        22,719      19,239
                              --------  --------     ---------   ---------
Gross profit (loss)             10,407     9,420        49,467      22,794
                                  13.9%     16.5%         17.6%       12.3%
Operating expenses:
  Research and development      15,035    14,734        62,688      62,193
  Sales and marketing            8,062     6,301        29,962      20,063
  General and administrative     7,665     3,912        22,818      16,738
  Amortization of deferred
   compensation                     20       133           162        (105)
  Acquired in-process research
   and development               1,240     6,180         1,558       6,180
  Amortization of purchased
   intangibles                     170       143           653         572
  Restructuring costs                -      (791)            -         382
  Impairment of assets               -         -        18,798           -
  Other acquisition costs            -       (17)            -         222
                              --------  --------     ---------   ---------
    Total operating expenses    32,192    30,595       136,639     106,245

Loss from operations           (21,785)  (21,175)      (87,172)    (83,451)
Interest income
 (expense), net                 (3,065)   (2,632)      (12,139)    (25,701)
Other income (expense), net    (10,827)     (640)      (12,581)     (4,347)
                              --------  --------     ---------   ---------
Loss before income taxes       (35,677)  (24,447)     (111,892)   (113,499)
Provision (benefit) for
 income taxes                      799        45           856         334

Net loss                      $(36,476) $(24,492)    $(112,748)  $(113,833)
                              ========  ========     =========   =========

Loss per share -
 basic and diluted            $  (0.14) $  (0.11)    $   (0.49)  $   (0.53)
                              ========  ========     =========   =========

Shares used in per-share
 calculation-basic and
 diluted                       258,850   221,052       232,210      216,117

                                     Finisar Corporation
                                 Consolidated Balance Sheet
                                       (In thousands)

                                   (Unaudited)  (Unaudited)    (Audited)
                                    April 30,    January 31,    April 30,
                                      2005          2005          2004
                                  ------------  ------------  ------------
ASSETS
  Cash and cash equivalents       $     29,431  $     25,753  $     69,872
  Short-term investments                72,931        75,815        73,526
  Restricted investments                 3,717         3,734         6,329
  Accounts receivable, trade
   (net)                                42,601        33,466        28,481
  Accounts receivable, other            11,371         9,517        11,314
  Inventories                           35,355        36,296        34,717
  Prepaid expenses                       4,267         7,464         4,736
  Deferred income taxes                      -            28         2,045
                                  ------------  ------------  ------------
   Total current assets                199,673       192,073       231,020
  Property, plant, equipment
   and improvements, net                86,752        82,848       107,736
  Restricted investments,
   long-term                             5,393         7,204         8,921
  Purchased intangibles, net            36,720        36,066        47,961
  Goodwill, net                        120,807        67,232        60,620
  Minority investment                   21,366        24,004        24,227
  Other assets                          17,571        15,403        14,220
                                  ------------  ------------  ------------
  Total assets                    $    488,282  $    424,830  $    494,705
                                  ============  ============  ============

LIABILITIES AND STOCKHOLDERS'
 EQUITY
  Accounts payable                $     28,854  $     19,557  $     29,460
  Accrued compensation                   4,497         4,935         4,376
  Other accrued liabilities             20,186        14,666        15,254
  Current portion of other
   long-term liabilities                 2,460         2,000         2,000
  Convertible notes                     15,811             -             -
  Non-cancelable purchase
   obligations                           6,449         6,223         7,038
                                  ------------  ------------  ------------
   Total current liabilities            78,257        47,381        58,128
  Deferred income taxes                  1,632            28         2,045
  Convertible notes                    250,019       247,962       229,493
  Other long-term liabilities           12,725           125         2,194
                                  ------------  ------------  ------------

   Total long-term                     264,376       248,115       233,732
  Common stock                             259           224           222
  Additional paid-in capital         1,314,960     1,262,324     1,259,759
  Notes receivable from
   stockholders                              -             -          (481)
  Deferred stock compensation                -           (20)         (162)
  Accumulated other comprehensive
   income                                  381           281           710
  Accumulated deficit               (1,169,951)   (1,133,475)   (1,057,203)
                                  ------------  ------------  ------------
   Total stockholders' equity          145,649       129,334       202,845
                                  ------------  ------------  ------------
  Total liabilities and
   stockholders' equity           $    488,282  $    424,830  $    494,705
                                  ============  ============  ============

                                     Finisar Corporation
           Certain non-cash and Cash Items Included in financial statements
                          (In thousands, except per share amounts)

                              (Unaudited) (Unaudited) (Unaudited) (Audited)
                                 Three Months Ended   Twelve Months Ended
                                      April 30,              April 30,
                                   2005       2004       2005       2004
                                ---------  ---------  ---------  ---------
Cost of revenues items
  Inventory write off net of sales
   of inventory previously
   written off                  $   1,127  $  (2,210) $     699  $     214
  Network Tools warranty
   accrual                          1,638          -      1,638          -
  Redundant facility costs            422          -        422          -
  Costs for reduction in force        216          -        216          -
  Profit on sales of acquired
   finished goods inventory             -          -        445          -
  Charge for rework material            -          -          -      2,906
  Final settlement of vendor
   materials liability                  -          -          -     (1,718)
  Amortization of acquired
   developed technology             5,692      5,271     26,375     19,239
                                ---------  ---------  ---------  ---------
  Total                             9,095      3,061     29,795     20,641
Research and development
 expense items
  Non-employee option expense           -          -          -        135
  Sales and use tax audit             773          -        773          -
  Closure of operations                 -          -       (318)         -
  Costs for reduction in force          9          -         47          -
  Loss on sale of equipment             -          -        909          -
                                ---------  ---------  ---------  ---------
  Total                               782          -      1,411        135
Sales and marketing
  Costs for reduction in force          -          -         67          -
                                ---------  ---------  ---------  ---------
  Total                                 -          -         67          -
General and administrative
 expense items
  Costs for reduction in force         52          -         52          -
  Lease set-up costs                  748          -        748          -
  Patent write-off                    130          -        130          -
  Closure of operations                 -          -        (96)         -
  Non-employee option expense           -          -          -        756
  Settlement of claim                   -          -          -        750
                                ---------  ---------  ---------  ---------
  Total                               930          -        834      1,506

Amortization of deferred
 compensation                          21        134        163       (104)

Amortization of purchased
 intangibles                          170        143        653        572

Acquired in-process R&D             1,240      6,180      1,558      6,180

Impairment of facility                  -          -     18,798          -

Other acquisition costs                 -        (17)         -        222

Restructuring costs items               -          -          -        281

Interest (income) expense items
  Debt conversion costs                 -          3          -     10,816
  Amortization of discount on
   convertible notes                1,058      1,094      4,256     10,220
                                ---------  ---------  ---------  ---------
  Total                             1,058      1,097      4,256     21,036
Other (income) expense items
  Write down in value of
   investment                           -          -          -        250
  Minority investment write-off    10,542        374     11,765      2,932
  Closure of operations                 -       (791)         -      6,942
  Debt extinguishment costs             -          -          -        (86)
  (Gain)/loss on sale of
    equipment                          41         91       (461)        91
                                ---------  ---------  ---------  ---------
  Total                            10,583       (326)    11,304     10,129

Income Taxes                          859          -        859          -

                                ---------  ---------  ---------  ---------
Net effect on GAAP net loss     $  24,738  $  10,272  $  69,698  $  60,598
                                =========  =========  =========  =========
Net effect on loss per share
 - basic and diluted            $    0.10  $    0.05  $    0.30  $    0.28
                                =========  =========  =========  =========

Shares used in per-share
 calculation-basic and
 diluted                          258,850    221,052    232,210    216,117

Contact:
Steve Workman
VP Finance, Chief Financial Officer
408-548-1000

Ed Lamb
Investor Relations
408-542-5050
investor.relations@Finisar.com